Ordinary Shares	12 Months Ended
Jun. 30, 2024
Ordinary Shares [Abstract]
ORDINARY SHARES
13.	ORDINARY SHARES

Shares issued to Financial Advisors

South Pacific Gyre Investment Limited (“South Pacific”) and Flying Height Consulting Services Limited (“Flying Height”, together with South Pacific, the “Financial Advisors”) acted as financial advisors in identifying potential targets for the Merger and other advisory services. For their work, South Pacific and Flying Height received 2,000,000 and 2,250,000 ordinary shares issued by the Company after the completion of the Merger.

Shares issued to Plutonian’s shareholders and Representative

There are 2,773,046 ordinary shares issued to Plutonian’s shareholders in exchange for all outstanding shares of the common stock of Plutonian in connection with the SPAC Merger on a one-for-one basis, and 57,500 ordinary shares issued in exchange for representative shares issued to EF Hutton (the “Representative”) during Plutonian’s initial public offering.